SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                November 20, 2000
                Date of Report (Date of earliest event reported)

                           Ag-Chem Equipment Co., Inc.
             (Exact name of registrant as specified in its charter)

      Minnesota                      0-25360              41-0872842
      (State or other              (Commission            (IRS Employer
      jurisdiction of              File Number)           Identification No.)
      incorporation)

      5720 Smetana Drive, Suite 100, Minnetonka, MN       55343-9688
      (Address of principal executive offices)            (Zip code)


               Registrant's telephone number, including area code
                                 (952) 933-9006



Item 5. Other Events.

         On November 20, 2000, Ag-Chem Equipment Co., Inc. ("Ag-Chem") issued a press release announcing that it had signed an Agreement and Plan of Merger (the "Merger Agreement") dated as of November 20, 2000, pursuant to which Ag-Chem will merge with a wholly owned subsidiary of AGCO Corporation. The press release announcing the transaction is attached hereto as Exhibit 99.l. Copies of the Merger Agreement and the Voting Agreement are also attached hereto as Exhibits
99.2 and 99.3, respectively.

Item 7 (c). Exhibits.

         99.1     Press release dated November 20, 2000.

         99.2 Agreement and Plan of Merger by and among AGCO Corporation, AGRI Acquisition Corp. and Ag-Chem Equipment Co., Inc., dated as of November 20, 2000.

         99.3 Voting Agreement dated as of November 20, 2000 among AGCO Corporation, The Alvin E. McQuinn Revocable Trust and Alvin E. McQuinn.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AG-CHEM EQUIPMENT CO., INC.

Dated: November 21, 2000               By: /s/ John C. Retherford
                                               --------------------------
                                       Name:   John C. Retherford
                                       Title:  Senior Vice President and Chief
                                               Financial Officer



                                  EXHIBIT INDEX

Exhibit                         Description

99.1     Press release dated November 20, 2000.

99.2 Agreement and Plan of Merger by and among AGCO Corporation, AGRI Acquisition Corp. and Ag-Chem Equipment Co., Inc., dated as of November 20, 2000.

99.3 Voting Agreement dated as of November 20, 2000 among AGCO Corporation, The Alvin E. McQuinn Revocable Trust and Alvin E. McQuinn.


                                       2.